Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi Buy Now Pay Later ETF
Cboe BZX Exchange, Inc. — LATR
Summary Prospectus
April 30, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated April 30, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi Buy Now Pay Later ETF
LATR

Investment Objective
The Corgi Buy Now Pay Later ETF (the "Fund") seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$35	$115
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an exchange-traded fund ("ETF") that seeks to meet its objective by having Corgi Strategies, LLC (the "Adviser") actively manage the Fund and, under ordinary market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of companies materially involved in the platforms and enabling infrastructure that support installment payments, point of sale financing, and alternative consumer credit solutions offered at checkout and through digital wallets, including select private investments accessed through special purpose vehicles. Any such private investments fall within, and are not in addition to, the Fund's 15% illiquid investment limit. For purposes of this policy, the Fund considers the following activities: buy now, pay later (BNPL) providers, merchant enablement and checkout software, underwriting and credit analytics, identity and fraud tools, payments processing, e-commerce platforms with material installment payment exposure, and funding and servicing partners that support installment-based consumer purchasing across retail categories.
The Fund invests primarily in the common stock of companies that are materially involved in buy now pay later and point of sale financing ecosystem. The Fund considers a company "materially involved" if, at the time of investment, as determined by the Adviser, the company meets at least one of the following criteria at the firm level: (1) at least 50% of the company's total revenues are derived from the activities identified in the Fund's 80% investment policy above; (2) at least 50% of the company's total profits are derived from such activities; (3) at least 50% of the company's total assets are dedicated to such activities; or (4) the company ranks among the top 10 companies engaged in such activities by total revenues or net income, as determined using publicly available financial data.
The Fund's investable universe generally consists of equity securities of U.S. and foreign companies of any market capitalization, including large-, mid-, small-, and micro-cap companies. While the Fund expects that a majority of its investments will be in companies with primary listings on U.S. securities exchanges, the Fund may also invest in equity securities of non-U.S. companies, including companies listed on foreign securities exchanges and American Depositary Receipts ("ADRs").
The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments may include, among other things, passive, minority interests in special purpose vehicles ("SPVs") managed by unaffiliated third parties, as a means of gaining limited exposure to private securities within the Fund's investment theme, securities that are subject to legal or contractual restrictions on resale, and other investments that otherwise lack an active secondary market. The Fund does not create, sponsor, or exercise primary control over any SPV, and does not intend to acquire interests in SPVs that charge ongoing management fees or performance allocations. The Fund does not, and does not intend to, create or acquire primary control of any entity that engages in investment activities in securities or other assets, other than an entity wholly-owned by the Fund. The Fund may invest in other investment companies, including ETFs, to gain exposure to certain market segments, for cash management purposes, or to facilitate portfolio transitions.
The Fund employs a bottom-up security selection process that combines fundamental analysis with thematic and quantitative screening to construct the Fund's portfolio from among companies that satisfy the Fund's 80% investment policy, as described above. The Adviser evaluates qualifying companies based on, among other things, strategic positioning within the relevant supply chain, growth potential, and valuation.
The Fund may hold cash, cash equivalents, or short-term U.S. Treasury instruments for liquidity management or to facilitate portfolio transitions. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Concentration Risk. The Fund will concentrate its investments in the buy now pay later industry or related industries. As a result, the Fund may be more sensitive to adverse economic, business, regulatory, environmental, or market developments affecting those industries than a fund that invests more broadly across multiple sectors, and the Fund's performance may be more volatile.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.
Credit Loss and Underwriting Risk. Buy now, Pay later (BNPL) and installment products are exposed to consumer default risk, fraud, and underwriting errors. Higher delinquencies can increase provisions, reduce profitability, and lead to tighter credit standards that slow growth. To the extent providers expand into or have greater exposure to lower credit quality consumers or higher risk segments, delinquency and loss rates may increase materially, especially during periods of economic stress, which could adversely affect earnings and valuations.
Cybersecurity, Data Privacy, and Fraud Risk. Companies in the buy now, pay later (BNPL) and point of sale financing ecosystem rely on digital platforms and collect, store, and process sensitive consumer, identity, transaction, and behavioral data. These companies may be targets of cybersecurity incidents, account takeovers, payment fraud, credential theft, synthetic identity fraud, or service disruptions, including through third party vendors and payment partners. Security breaches or privacy failures may result in financial losses, increased chargebacks and fraud expenses, regulatory investigations, litigation, remediation costs, operational downtime, and loss of consumer and merchant trust, any of which could adversely affect revenues, profitability, and the value of the Fund's investments.
Competition and Margin Pressure Risk. The buy now, pay later (BNPL) and point of sale financing industry is highly competitive and may be subject to pricing pressure, promotional subsidies, and changes in merchant economics. Increased competition from banks, card networks, fintechs, and large technology platforms may reduce take rates, increase customer and merchant acquisition costs, and compress margins, which could adversely affect the value of the Fund's investments.
Funding, Interest Rate, and Liquidity Risk. Many buy now, pay later (BNPL) models rely on access to capital markets, bank partnerships, or securitization funding. Rising interest rates, wider credit spreads, or reduced liquidity can increase funding costs and compress unit economics.
Bank Partnership and Counterparty Risk. Many companies in the buy now, pay later (BNPL) and point of sale financing ecosystem rely on bank partners, payment processors, networks, and other counterparties to originate, fund, process, or settle transactions. Termination, non-renewal, or adverse changes in the terms of these relationships, or counterparty financial distress or operational failures, could disrupt operations, increase costs, reduce product availability, or result in losses.
Regulatory and Consumer Protection Risk. Installment credit is subject to evolving consumer protection, disclosure, and lending rules. New regulation, enforcement actions, or restrictions on fees and underwriting practices can increase compliance costs and limit product offerings.
Reputational and Consumer Trust Risk. Buy now, pay later (BNPL) and other installment payment products may be subject to heightened public scrutiny regarding consumer affordability, transparency of terms, marketing practices, data use, and collections or servicing practices. Negative publicity, advocacy campaigns, social media backlash, or highly publicized customer harm events may reduce adoption, increase customer churn, limit merchant partnerships, increase regulatory and compliance burdens, or require changes to product features and pricing, which could adversely affect issuers held by the Fund.
Capitalization Risk. The Fund may invest in companies of any market capitalization. Small and mid-capitalization companies can be more volatile and less liquid than larger companies and may have fewer financial resources, narrower product lines, and greater sensitivity to a single program, customer, or supplier. Large capitalization companies may be less able to sustain high growth rates and may be more exposed to broad industry headwinds given their scale, which can cause them to lag during periods when smaller competitors outperform.
Liquidity and Valuation Risk. Some securities held by the Fund may trade in lower volumes or may be less liquid, particularly securities of smaller companies. In stressed markets, liquidity may decline sharply, making it harder to buy or sell positions at reasonable prices. When market quotations are not readily available or are deemed unreliable, the Fund may use fair value pricing, and the value assigned may differ from the value realized on sale. Illiquid investments may include interests in special purpose vehicles ("SPVs") and other instruments subject to contractual or legal restrictions on resale, which can be harder to value and may require greater reliance on fair-value determinations. Investments in SPVs may also involve additional risks, including limited transparency, additional fees and expenses, and restrictions on transfer or withdrawal, which may increase volatility or losses, particularly during periods of market stress.
Equity Market Risk. Equity securities fluctuate in value due to issuer-specific events, sector dynamics, and broad market conditions. Common stocks generally exhibit greater volatility than preferred stocks or debt securities and may experience sudden declines or extended downturns.
Foreign Securities and Depositary Receipts Risk. Investments in non-U.S. companies and depositary receipts, including American Depositary Receipts ("ADRs"), involve risks not typically associated with U.S. investments, including differences in accounting and financial reporting standards, less publicly available information, different regulatory and legal frameworks, currency exchange rate fluctuations, political and economic instability, and potential restrictions on the repatriation of proceeds. Where the Fund's underlying securities trade on a market that is closed when U.S. markets are open, the last quoted price from the foreign market may not reflect current conditions, which could lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Active Management Risk. Because the Fund is actively managed, the Fund's performance depends on the Adviser's ability to select investments and allocate assets. The Adviser's judgments may prove incorrect, and the Fund may underperform funds with similar objectives or strategies and may underperform the broader equity markets.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve investment and trading efficiencies.
Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented.
After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.
Past performance (before and after taxes) is not a guarantee of future results.
Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.